UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21614
Eaton Vance Enhanced Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Enhanced Equity Income Fund (EOI) Annual Report September 30, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.0919 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board to Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2011
Eaton Vance
Enhanced Equity Income Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Financial Statements	6
Report of Independent Registered Public Accounting Firm	19
Federal Tax Information	20
Annual Meeting of Shareholders	21
Dividend Reinvestment Plan	22
Board of Trustees’ Contract Approval	24
Management and Organization	27
Important Notices	29

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Management’s Discussion of Fund Performance

Portfolio Managers Walter A. Row, III, CFA, CMT; Michael A. Allison, CFA
The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EOI.” For the 12-month period ending September 30, 2011, the Fund’s return at net asset value (NAV) was -4.63%, underperforming the 1.14% performance of the S&P 500 Index1, the Fund’s primary benchmark, and the -3.37% return of the CBOE S&P 500 BuyWrite Index1, its option benchmark. The Fund’s return at market price was -17.12%. At period end, the Fund was trading at a 12.29% discount to NAV.

Economic and Market Conditions
U.S. equity markets were especially volatile during the period. Encouraged early in the period by what appeared to be a quickening pace of economic recovery, investors drove equities to solid gains. But that momentum began to sputter during the late spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in Europe, stubbornly high unemployment at home, and rising fiscal and political uncertainty in Washington, D.C. Pessimism continued through September 2011, with the S&P 500 returning -7.03% in that month alone. The slowdown prompted the financial markets to shift from a decidedly risk-on to a decidedly risk-off stance by the close of the period, with risk-associated assets such as stocks, corporate bonds and commodities selling off, while Treasury bonds and other safe-haven assets rallied.
The volatility was evident in equity market returns during the fiscal year, which were positive, but in the low single digits. The blue-chip Dow Jones Industrial Average1 rose 3.83% for the period. The technology-laden NASDAQ Composite Index1 gained 2.96% for the period.
In terms of market capitalization, large-cap stocks had the best performance, as they were less affected by the volatility than small- and mid-caps. As measured by the Russell 1000 Index1, large-caps returned 0.91% for the fiscal year. Mid-and small-cap stocks were in negative territory, with the S&P MidCap 400 Index1 posting an annual return of -1.28% and the Russell 2000 Index1 returning -3.53% for the 12-month period. Growth stocks outperformed value stocks across all market capitalizations during the year.

Management Discussion
The Fund at NAV underperformed its primary benchmark during the period primarily as a result of security selection. Energy was the largest detractor, with stocks in the oil and gas industry underperforming. The materials sector followed, with metals and mining stocks responsible for most of the sector’s decline within the Fund. In the information technology sector, Internet software, communications equipment and electronics equipment stocks were the primary detractors from the Fund’s relative performance. Fund holdings in the consumer discretionary and health care sectors also lagged similar holdings in the S&P 500 Index.
In contrast, Fund holdings in the financials sector contributed to relative performance because of the Fund’s underweighted position in this struggling group. In particular, the Fund’s relative performance was helped by a significant underweight in capital markets companies, which suffered steep losses during the year. Outperformance among the Fund’s real estate investment trust holdings also proved beneficial. In the telecommunication services sector, Fund holdings in wireless telecom stocks outperformed, adding positively to relative returns.
As of September 30, 2011, the Fund had written call options on approximately 50% of its equity holdings. The Fund seeks to generate current earnings from options premiums by selling covered call options on a substantial portion of its portfolio securities. Option premiums can vary with investors’ expectations of the future volatility (“implied volatility”) of the portfolio’s underlying assets. From the beginning of October 2010 through July 2011, the market was relatively stable; as a result, the Fund collected premiums on the options, which was generally beneficial. When the market became highly volatile in August and September 2011, the options acted as a hedge against the volatility, which contributed positively to the Fund’s relative performance.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Enhanced Equity Income Fund
September 30, 2011
Performance

NYSE Symbol	EOI
Inception Date	10/29/04

% Average Annual Total Returns at NAV

One Year	-4.63
Five Years	-1.00
Since Inception	2.00

% Average Annual Total Returns at market price, NYSE

One Year	-17.12
Five Years	-3.73
Since Inception	0.09

% Premium/Discount to NAV (9/30/11)	-12.29

Distributions[2]
Total Distributions per share for the period	$1.152
Distribution Rate at NAV	9.89%
Distribution Rate at market price	11.28%

			Since Inception
% Comparative Performance[1]	One Year	Five Years	10/29/04

S&P 500 Index	1.14	-1.18	2.09
CBOE S&P 500 BuyWrite Index	-3.37	-0.83	1.72

See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Enhanced Equity Income Fund
September 30, 2011
Fund Profile

Sector Allocation (% of total investments)3

Top 10 Holdings (% of total investments)3

Apple, Inc.	5.2
Exxon Mobil Corp.	3.1
QUALCOMM, Inc.	3.0
Coca-Cola Co. (The)	2.9
International Business Machines Corp.	2.6
AT&T, Inc.	2.3
UnitedHealth Group, Inc.	2.3
Google, Inc., Class A	2.3
Oracle Corp.	2.2
JPMorgan Chase & Co.	2.1

Total	28.0

See Endnotes and Additional Disclosures on page 5.

Eaton Vance
Enhanced Equity Income Fund
September 30, 2011
Endnotes and Additional Disclosures

1.	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. S&P MidCap 400 Index is an unmanaged index of 400 U.S. mid-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index.

2.	Fund distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the NAV or market price at the end of the period. Distributions may be composed of ordinary income, net realized capital gains and return of capital.

3.	Depictions do not reflect the Fund’s options positions. Excludes cash and cash equivalents.
Fund profile subject to change due to active management.
The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. The commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Portfolio of Investments

Common Stocks — 98.7%(1)

Security	Shares	Value

Aerospace & Defense — 1.5%

United Technologies Corp.	92,989	$6,542,706

		$6,542,706

Automobiles — 0.6%

Ford Motor Co.(2)	293,050	$2,833,794

		$2,833,794

Beverages — 3.2%

Coca-Cola Co. (The)	196,464	$13,273,108
PepsiCo, Inc.	19,397	1,200,674

		$14,473,782

Biotechnology — 1.1%

Celgene Corp.(2)	80,341	$4,974,715

		$4,974,715

Capital Markets — 0.7%

Goldman Sachs Group, Inc. (The)	33,334	$3,151,730

		$3,151,730

Chemicals — 1.5%

Monsanto Co.	110,206	$6,616,768

		$6,616,768

Commercial Banks — 3.3%

KeyCorp	504,487	$2,991,608
PNC Financial Services Group, Inc.	56,634	2,729,192
Wells Fargo & Co.	368,604	8,890,729

		$14,611,529

Communications Equipment — 4.3%

Harris Corp.	63,123	$2,156,913
JDS Uniphase Corp.(2)	304,789	3,038,746
QUALCOMM, Inc.	284,114	13,816,464

		$19,012,123

Computers & Peripherals — 5.3%

Apple, Inc.(2)	62,113	$23,676,233

		$23,676,233

Construction & Engineering — 1.6%

Fluor Corp.	157,979	$7,353,922

		$7,353,922

Consumer Finance — 0.9%

American Express Co.	84,975	$3,815,378

		$3,815,378

Diversified Financial Services — 4.2%

Citigroup, Inc.	176,031	$4,509,914
JPMorgan Chase & Co.	317,029	9,548,914
Moody’s Corp.	154,502	4,704,586

		$18,763,414

Diversified Telecommunication Services — 3.8%

AT&T, Inc.	374,992	$10,694,772
CenturyLink, Inc.	99,120	3,282,854
Verizon Communications, Inc.	82,797	3,046,930

		$17,024,556

Electric Utilities — 1.0%

American Electric Power Co., Inc.	75,093	$2,855,036
PPL Corp.	60,186	1,717,708

		$4,572,744

Electrical Equipment — 0.5%

Emerson Electric Co.	50,207	$2,074,051

		$2,074,051

Electronic Equipment, Instruments & Components — 1.1%

Corning, Inc.	406,248	$5,021,225

		$5,021,225

Energy Equipment & Services — 1.6%

Halliburton Co.	110,042	$3,358,482
Schlumberger, Ltd.	66,385	3,965,176

		$7,323,658

Food & Staples Retailing — 1.8%

Costco Wholesale Corp.	98,308	$8,073,053

		$8,073,053

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 3.3%

Covidien PLC	74,584	$3,289,154
St. Jude Medical, Inc.	214,456	7,761,163
Varian Medical Systems, Inc.(2)	69,933	3,647,705

		$14,698,022

Health Care Providers & Services — 5.8%

AmerisourceBergen Corp.	207,008	$7,715,188
DaVita, Inc.(2)	36,673	2,298,297
Fresenius Medical Care AG & Co. KGaA ADR	80,680	5,448,320
UnitedHealth Group, Inc.	230,148	10,614,426

		$26,076,231

Hotels, Restaurants & Leisure — 1.5%

McDonald’s Corp.	73,841	$6,484,717

		$6,484,717

Household Products — 2.4%

Colgate-Palmolive Co.	25,872	$2,294,329
Procter & Gamble Co.	132,541	8,373,940

		$10,668,269

Industrial Conglomerates — 3.8%

Danaher Corp.	202,200	$8,480,268
General Electric Co.	548,560	8,360,054

		$16,840,322

Insurance — 1.5%

Aflac, Inc.	58,053	$2,028,952
Lincoln National Corp.	109,404	1,709,985
MetLife, Inc.	112,652	3,155,382

		$6,894,319

Internet & Catalog Retail — 2.9%

Amazon.com, Inc.(2)	37,648	$8,140,627
priceline.com, Inc.(2)	10,668	4,794,839

		$12,935,466

Internet Software & Services — 4.3%

eBay, Inc.(2)	292,591	$8,628,508
Google, Inc., Class A(2)	20,465	10,526,787

		$19,155,295

IT Services — 3.7%

Accenture PLC, Class A	87,778	$4,624,145
International Business Machines Corp.	67,277	11,775,493

		$16,399,638

Life Sciences Tools & Services — 0.5%

Thermo Fisher Scientific, Inc.(2)	41,607	$2,106,979

		$2,106,979

Machinery — 2.0%

Illinois Tool Works, Inc.	215,126	$8,949,242

		$8,949,242

Media — 1.9%

Comcast Corp., Class A	314,293	$6,568,724
Walt Disney Co. (The)	66,704	2,011,792

		$8,580,516

Metals & Mining — 2.2%

Cliffs Natural Resources, Inc.	48,819	$2,498,068
Freeport-McMoRan Copper & Gold, Inc.	39,423	1,200,431
Goldcorp, Inc.	129,942	5,930,553

		$9,629,052

Multi-Utilities — 1.1%

PG&E Corp.	114,874	$4,860,319

		$4,860,319

Multiline Retail — 0.9%

Macy’s, Inc.	150,719	$3,966,924

		$3,966,924

Oil, Gas & Consumable Fuels — 8.4%

Alpha Natural Resources, Inc.(2)	91,978	$1,627,091
Apache Corp.	46,582	3,737,740
ConocoPhillips	144,937	9,177,411
Exxon Mobil Corp.	197,344	14,333,095
Hess Corp.	30,622	1,606,430
Occidental Petroleum Corp.	41,836	2,991,274
Peabody Energy Corp.	119,762	4,057,536

		$37,530,577

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Portfolio of Investments — continued

Security	Shares	Value

Personal Products — 1.7%

Estee Lauder Cos., Inc. (The), Class A	85,165	$7,480,894

		$7,480,894

Pharmaceuticals — 2.4%

Johnson & Johnson	45,559	$2,902,564
Pfizer, Inc.	437,518	7,735,318

		$10,637,882

Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	26,090	$2,975,564
Boston Properties, Inc.	24,157	2,152,389

		$5,127,953

Software — 3.5%

Microsoft Corp.	212,084	$5,278,771
Oracle Corp.	351,686	10,107,455

		$15,386,226

Specialty Retail — 0.8%

Home Depot, Inc.	109,073	$3,585,230

		$3,585,230

Textiles, Apparel & Luxury Goods — 2.1%

NIKE, Inc., Class B	109,096	$9,328,799

		$9,328,799

Tobacco — 2.0%

Philip Morris International, Inc.	141,826	$8,847,106

		$8,847,106

Wireless Telecommunication Services — 0.9%

American Tower Corp., Class A(2)	77,140	$4,150,132

		$4,150,132

Total Common Stocks
(identified cost $441,102,030)		$440,235,491

Short-Term Investments — 3.9%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(3)	$17,243	$17,243,220

Total Short-Term Investments
(identified cost $17,243,220)		$17,243,220

Total Investments — 102.6%
(identified cost $458,345,250)		$457,478,711

Covered Call Options Written — (1.2)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Accenture PLC, Class A	440	$52.50	10/22/11	$(88,000)
Aflac, Inc.	285	38.00	11/19/11	(43,463)
Alpha Natural Resources, Inc.	460	35.00	10/22/11	(920)
Amazon.com, Inc.	305	200.00	10/22/11	(674,813)
American Electric Power Co., Inc.	375	39.00	10/22/11	(16,875)
American Express Co.	425	47.00	10/22/11	(50,788)
American Tower Corp., Class A	390	55.00	10/22/11	(50,700)
AmerisourceBergen Corp.	1,660	40.00	10/22/11	(53,950)
Apache Corp.	235	110.00	10/22/11	(587)
Apple, Inc.	315	375.00	10/22/11	(684,338)
AT&T, Inc.	1,320	29.00	11/19/11	(91,080)
AvalonBay Communities, Inc.	130	135.00	10/22/11	(1,625)
Boston Properties, Inc.	125	105.00	10/22/11	(2,500)
Celgene Corp.	405	60.00	10/22/11	(140,738)
CenturyLink, Inc.	490	35.00	10/22/11	(14,700)
Citigroup, Inc.	880	33.00	11/19/11	(29,920)
Cliffs Natural Resources, Inc.	245	85.00	10/22/11	(857)
Coca-Cola Co. (The)	985	70.00	10/22/11	(88,650)
Comcast Corp., Class A	1,575	25.00	10/22/11	(3,150)
ConocoPhillips	725	67.50	10/22/11	(52,925)
Corning, Inc.	2,025	15.00	11/19/11	(36,450)
Costco Wholesale Corp.	495	80.00	10/22/11	(209,138)
Covidien PLC	375	52.50	10/22/11	(2,812)
Danaher Corp.	1,015	46.00	10/22/11	(45,675)
DaVita, Inc.	185	75.00	10/22/11	(2,775)
eBay, Inc.	790	30.00	10/22/11	(120,080)
Emerson Electric Co.	255	47.00	10/22/11	(5,737)
Estee Lauder Cos., Inc. (The), Class A	430	95.00	10/22/11	(63,425)
Exxon Mobil Corp.	990	75.00	10/22/11	(148,005)
Fluor Corp.	790	65.00	10/22/11	(1,975)
Ford Motor Co.	1,465	11.00	10/22/11	(15,382)
Freeport-McMoRan Copper & Gold, Inc.	394	50.00	11/19/11	(3,546)

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Portfolio of Investments — continued

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Fresenius Medical Care AG & Co. KGaA ADR	405	$70.00	10/22/11	$(101,250)
General Electric Co.	2,745	16.00	10/22/11	(100,193)
Goldcorp, Inc.	195	57.50	10/22/11	(2,242)
Goldman Sachs Group, Inc. (The)	160	115.00	11/19/11	(23,920)
Google, Inc., Class A	105	550.00	10/22/11	(122,325)
Halliburton Co.	550	46.00	10/22/11	(825)
Hess Corp.	155	62.50	11/19/11	(19,607)
Home Depot, Inc.	545	34.00	10/22/11	(38,423)
Illinois Tool Works, Inc.	1,070	45.00	10/22/11	(66,875)
Internatinal Business Machines Corp.	340	170.00	10/22/11	(332,350)
JDS Uniphase Corp.	1,525	15.00	10/22/11	(4,575)
Johnson & Johnson	230	65.00	10/22/11	(23,690)
JPMorgan Chase & Co.	1,585	37.00	11/19/11	(42,795)
Lincoln National Corp.	550	28.00	10/22/11	(2,750)
Macy’s, Inc.	755	26.00	10/22/11	(118,158)
McDonald’s Corp.	368	90.00	10/22/11	(50,416)
McDonald’s Corp.	370	90.00	12/17/11	(112,850)
MetLife, Inc.	560	32.00	10/22/11	(18,760)
Microsoft Corp.	1,060	26.00	10/22/11	(50,350)
Monsanto Co.	555	70.00	10/22/11	(14,707)
Moody’s Corp.	770	33.00	11/19/11	(112,805)
NIKE, Inc., Class B	545	85.00	10/22/11	(211,188)
NIKE, Inc., Class B	435	92.50	11/19/11	(99,398)
Occidental Petroleum Corp.	210	92.50	11/19/11	(9,870)
Oracle Corp.	1,970	29.00	10/22/11	(241,325)
Peabody Energy Corp.	600	50.00	10/22/11	(1,800)
PepsiCo, Inc.	193	70.00	10/22/11	(868)
Pfizer, Inc.	2,190	19.00	11/19/11	(65,700)
PG&E Corp.	151	45.00	10/22/11	(3,020)
Philip Morris International, Inc.	710	67.50	10/22/11	(19,525)
PPL Corp.	305	28.00	10/22/11	(32,787)
priceline.com, Inc.	55	530.00	10/22/11	(11,550)
Procter & Gamble Co.	665	65.00	10/22/11	(39,900)
QUALCOMM, Inc.	1,425	55.00	10/22/11	(34,200)
Schlumberger, Ltd.	335	82.50	11/19/11	(4,355)
St. Jude Medical, Inc.	1,065	45.00	10/22/11	(5,325)
Thermo Fisher Scientific, Inc.	205	55.00	10/22/11	(10,762)
UnitedHealth Group, Inc.	1,155	47.00	10/22/11	(194,040)
United Technologies Corp.	465	77.50	11/19/11	(66,495)
Varian Medical Systems, Inc.	350	60.00	11/19/11	(25,375)
Verizon Communications, Inc.	415	37.00	10/22/11	(23,240)
Walt Disney Co. (The)	330	33.00	10/22/11	(8,415)
Wells Fargo & Co.	1,845	25.00	10/22/11	(181,733)

Total Covered Call Options Written
(premiums received $8,279,787)				$(5,396,316)

Other Assets, Less Liabilities — (1.4)%				$(6,268,463)

Net Assets — 100.0%				$445,813,932

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	A portion of each applicable common stock for which a written call option is outstanding at September 30, 2011 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2011.

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Statement of Assets and Liabilities

Assets	September 30, 2011

Unaffiliated investments, at value (identified cost, $441,102,030)	$440,235,491
Affiliated investment, at value (identified cost, $17,243,220)	17,243,220
Dividends receivable	624,541
Interest receivable from affiliated investment	1,024
Receivable for investments sold	24,754,770
Tax reclaims receivable	102,702

Total assets	$482,961,748

Liabilities

Written options outstanding, at value (premiums received, $8,279,787)	$5,396,316
Payable for investments purchased	31,148,625
Payable to affiliate:
Investment adviser fee	385,676
Accrued expenses	217,199

Total liabilities	$37,147,816

Net Assets	$445,813,932

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 39,970,049 shares issued and outstanding	$399,700
Additional paid-in capital	576,630,330
Accumulated net realized loss	(133,266,787)
Accumulated undistributed net investment income	26,399
Net unrealized appreciation	2,024,290

Net Assets	$445,813,932

Net Asset Value

($445,813,932 ÷ 39,970,049 common shares issued and outstanding)	$11.15

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Statement of Operations

Year Ended
Investment Income	September 30, 2011

Dividends (net of foreign taxes, $4,260)	$8,707,938
Interest income allocated from affiliated investment	21,319
Expenses allocated from affiliated investment	(2,246)

Total investment income	$8,727,011

Expenses

Investment adviser fee	$5,242,666
Trustees’ fees and expenses	17,771
Custodian fee	268,241
Transfer and dividend disbursing agent fees	19,587
Legal and accounting services	68,753
Printing and postage	329,113
Miscellaneous	69,139

Total expenses	$6,015,270

Deduct —
Reduction of custodian fee	$27

Total expense reductions	$27

Net expenses	$6,015,243

Net investment income	$2,711,768

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$25,963,463
Investment transactions allocated from affiliated investment	777
Written options	(13,830,949)
Foreign currency transactions	21,182

Net realized gain	$12,154,473

Change in unrealized appreciation (depreciation) —
Investments	$(47,131,236)
Written options	9,757,236
Foreign currency	4,000

Net change in unrealized appreciation (depreciation)	$(37,370,000)

Net realized and unrealized loss	$(25,215,527)

Net decrease in net assets from operations	$(22,503,759)

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Statements of Changes in Net Assets

	Year Ended

Increase (Decrease) in Net Assets	September 30, 2011	September 30, 2010

From operations —
Net investment income	$2,711,768	$3,664,253
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	12,154,473	(6,138,583)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(37,370,000)	37,430,716

Net increase (decrease) in net assets from operations	$(22,503,759)	$34,956,386

Distributions to shareholders —
From net investment income	$(2,713,519)	$(3,679,239)
Tax return of capital	(43,318,670)	(54,445,644)

Total distributions	$(46,032,189)	$(58,124,883)

Capital share transactions —
Reinvestment of distributions	$396,783	$2,173,771

Net increase in net assets from capital share transactions	$396,783	$2,173,771

Net decrease in net assets	$(68,139,165)	$(20,994,726)

Net Assets

At beginning of year	$513,953,097	$534,947,823

At end of year	$445,813,932	$513,953,097

Accumulated undistributed net investment income included in net assets

At end of year	$26,399	$16,543

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Financial Highlights

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$12.870	$13.450	$16.490	$21.110	$19.900

Income (Loss) From Operations

Net investment income(1)	$0.068	$0.092	$0.147	$0.152	$0.080
Net realized and unrealized gain (loss)	(0.636)	0.787	(1.543)	(3.013)	2.774

Total income (loss) from operations	$(0.568)	$0.879	$(1.396)	$(2.861)	$2.854

Less Distributions

From net investment income	$(0.068)	$(0.092)	$(0.176)	$(0.154)	$(0.038)
From net realized gain	—	—	—	(0.891)	(1.606)
Tax return of capital	(1.084)	(1.367)	(1.468)	(0.714)	—

Total distributions	$(1.152)	$(1.459)	$(1.644)	$(1.759)	$(1.644)

Net asset value — End of year	$11.150	$12.870	$13.450	$16.490	$21.110

Market value — End of year	$9.780	$12.990	$13.680	$13.310	$19.440

Total Investment Return on Net Asset Value(2)	(4.63)%	6.87%	(6.20)%	(13.54)%	15.04	%(3)

Total Investment Return on Market Value(2)	(17.12)%	6.02%	18.23%	(24.23)%	5.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$445,814	$513,953	$534,948	$654,528	$837,584
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.15%	1.12%	1.17%	1.10%	1.08%
Net investment income	0.52%	0.69%	1.17%	0.79%	0.39%
Portfolio Turnover	78%	27%	65%	117%	195%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	During the year ended September 30, 2007, the Fund realized a gain on the closing out of a written options position that did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended September 30, 2007.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At September 30, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $132,398,283 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Notes to Financial Statements — continued

capital loss carryforward will expire on September 30, 2017 ($9,096,930), September 30, 2018 ($122,475,830) and September 30, 2019 ($825,523). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after September 30, 2011.

As of September 30, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30,

	2011	2010

Distributions declared from:
Ordinary income	$2,713,519	$3,679,239
Tax return of capital	43,318,670	54,445,644

During the year ended September 30, 2011, accumulated net realized loss was increased by $11,607 and accumulated undistributed net investment income was increased by $11,607 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(132,398,283)
Net unrealized appreciation	$1,182,185

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, wash sales and investments in partnerships.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended September 30, 2011, the Fund’s investment adviser fee amounted to $5,242,666. EVM also serves as administrator of the Fund, but receives no compensation.

During the year ended September 30, 2011, EVM reimbursed the fund $13,565 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $404,519,809 and $471,488,386, respectively, for the year ended September 30, 2011.

5 Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the years ended September 30, 2011 and September 30, 2010 were 30,532 and 164,524, respectively.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Notes to Financial Statements — continued

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$459,187,355

Gross unrealized appreciation	$44,254,420
Gross unrealized depreciation	(45,963,064)

Net unrealized depreciation	$(1,708,644)

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at September 30, 2011 is included in the Portfolio of Investments.

Written call options activity for the year ended September 30, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	89,697	$13,017,697
Options written	342,901	44,817,631
Options terminated in closing purchase transactions	(222,313)	(29,613,360)
Options exercised	(7,142)	(1,241,590)
Options expired	(151,947)	(18,700,591)

Outstanding, end of year	51,196	$8,279,787

At September 30, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

The Fund writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at September 30, 2011 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$(5,396,316)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended September 30, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Written options	$(13,830,949)	$9,757,236

(1)	Statement of Operations location: Net realized gain (loss) – Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks*	$440,235,491	$—	$—	$440,235,491
Short-Term Investments	—	17,243,220	—	17,243,220

Total Investments	$440,235,491	$17,243,220	$—	$457,478,711

Liability Description

Covered Call Options Written	$(5,396,316)	$—	$—	$(5,396,316)

Total	$(5,396,316)	$—	$—	$(5,396,316)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of September 30, 2010 whose fair value was determined using Level 3 inputs. At September 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Equity Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 16, 2011

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $8,431,889 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on July 22, 2011. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	36,073,044	1,111,456
Thomas E. Faust Jr.	36,068,058	1,116,442
Allen R. Freedman	36,013,594	1,170,906

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                  Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of September 30, 2011, Fund records indicate that there are 106 registered shareholders and approximately 30,250 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Board of Trustees’ Contract Approval — continued

or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Enhanced Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, and special considerations relevant to investing in particular markets or industries and implementing the Fund’s options strategy. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, and five-year periods ended September 30, 2010 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Enhanced Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

	Position(s)	Term of Office;
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Service	During Past Five Years and Other Relevant Experience

Interested Trustee
Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees
Scott E. Eston 1956	Class I Trustee	Until 2014. 3 years. Trustee since 2011.	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.
Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.
Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
William H. Park 1947	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.
Ronald A. Pearlman 1940	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

Management and Organization — continued

	Position(s)	Term of Office;
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)
Helen Frame Peters 1948	Class III Trustee	Until 2013. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).
Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.
Harriett Tee Taggart 1948	Class II Trustee	Until 2012. 1 year. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).
Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Walter A. Row, III 1957	President	Since 2011.(2)	Vice President of EVM and BMR.
Duncan W. Richardson 1957	Vice President	Since 2011.(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.
Barbara E. Campbell 1957	Treasurer	Since 2005.	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008.	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004.	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Eston and Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Row was Vice President of the Fund since 2004 and Mr. Richardson was President of the Fund since 2004.

Eaton Vance
Enhanced Equity Income Fund

September 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

2285-11/11	CE-EEIFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services (a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2010 and September 30, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/10	9/30/11

Audit Fees	$42,510	$42,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,620	$18,810
All Other Fees(3)	$1,400	$1,200

Total	$62,530	$62,950

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2010 and September 30, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/10	9/30/11

Registrant	$20,020	$20,010

Eaton Vance(1)	$278,901	$226,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments. Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”). He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996. Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of Accounts	Total Assets of
	Number of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Michael A. Allison
Registered Investment Companies	7	$13,922.3	0	$0
Other Pooled Investment Vehicles	15	$11,556.4	0	$0
Other Accounts	1	$2.1	0	$0
Walter A. Row, III
Registered Investment Companies	9	$8,698.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Enhanced Equity Income Fund

By:	/s/ Walter A. Row, III Walter A. Row, III
President
Date: November 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date: November 16, 2011

By:	/s/ Walter A. Row, III Walter A. Row, III President

Date: November 16, 2011